UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 6, 2005
(November 30, 2005)

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

(a) At a meeting held on November 30, 2005, the Compensation Committee of the Sunoco, Inc. Board of Directors (the “Compensation Committee”), approved base salary increases and annual guideline incentive bonus opportunity under the Executive Incentive Plan for the Company’s named executive officers and other executive officers, effective January 1, 2006.

Also at the November 30, 2005 meeting, the Compensation Committee approved awards for certain key employees, including the named executive officers under the Sunoco, Inc. Long-Term Performance Enhancement Plan II (“LTPEP II”). Two separate awards were made: (1) stock options granted at a per share exercise price of $77.54, and (2) performance-based common stock units.

The Compensation Committee also established the performance goals for the performance-based common stock units. Payout of the performance-based common stock units will depend upon the achievement by the Company of certain performance levels based on two equally weighted performance measures relative to Sunoco’s peer group – total shareholder return and earnings per share growth, which is measured against the prior three-year period. A copy of the LTPEP II is filed as Exhibit 10.4 to this Current Report on Form 8-K. Copies of form agreements under the LTPEP II are filed as Exhibits 10.5, 10.6, 10.7 and 10.8 to this Current Report on Form 8-K.

The following is a summary of the 2006 base salary, annual guideline incentive bonus opportunity, and the long-term incentive awards (stock options and performance-based common stock units) of the named executive officers of Sunoco, Inc. that were approved by the Compensation Committee:

Name/Title	Base Salary	Annual Guideline Incentive Bonus Opportunity Under the Executive Incentive Plan (% of Base Salary)	Stock Options	Performance-Based Common Stock Units
John G. Drosdick Chairman, President and Chief Executive Officer	$1,140,000	120%	114,000	32,000

Joel H. Maness Senior Vice President, Refining and Supply	$550,000	75%	31,200	8,600

Thomas W. Hofmann Senior Vice President and Chief Financial Officer	$500,000	70%	25,000	6,860

Robert W. Owens Senior Vice President, Marketing	$465,750	70%	23,500	6,460

Charles K. Valutas Senior Vice President and Chief Administrative Officer	$414,000	65%	21,000	5,630

Bruce G. Fischer Senior Vice President, Sunoco Chemicals	$414,000	65%	21,000	5,630

(b) At meetings held on November 30, 2005 and December 1, 2005, the Compensation Committee, the Governance Committee and the Board of Directors of Sunoco, as appropriate, approved amendments to certain of the Company’s compensation and benefit plans for officers and directors in order to (1) conform to the American Jobs Creation Act of 2004 (the “Act’) which changed the income tax treatment of nonqualified deferred compensation and imposed new requirements on both the terms and operations of the plans under Section 409A of the Internal Revenue Code (“Section 409A”) and (2) simplify plan administration. The amendments generally are effective January 1, 2005.

The amendments approved by the Compensation Committee include the following:

(i)	Executive Incentive Plan

•	Eliminate the deferral of incentive awards payable after December 31, 2004.

(ii)	Deferred Compensation Plan (for executives)

•	Eliminate the deferral of incentive awards payable after December 31, 2004.

•	Implement other technical changes in conformity with the Act and Section 409A.

(iii)	Executive Involuntary Severance Plan

•	Provide for a six-month delay of payments subject to Section 409A that are made to specified employees.

(iv)	Long-Term Performance Enhancement Plan II

•	Provide that payment of common stock units will be made to the holder within two and one-half (2 1/2) months after the end of the performance period.

•	Provide that in the case of a change in control, payment of common stock units will be made no later than the earlier of ninety (90) days after the change in control or two and one-half (2 1/2) months following the end of the calendar year in which occurs the date of the change in control.

•	Clarify the period for determining the value of common stock units.

The amendments approved by the Governance Committee include the following:

(i)	Directors’ Deferred Compensation Plan

•	Rename the plan the Directors’ Deferred Compensation Plan I, for deferrals of compensation earned before January 1, 2005.

•	Provide that no deferrals may be made under the plan with respect to compensation earned after December 31, 2004.

•	Provide that all benefits will be paid in a lump sum on the first day of the calendar year following separation from board service, but not sooner than six months after the compensation was earned.

•	Implement other technical changes in conformity with the Act and Section 409A.

The amendments approved by the Board of Directors include the following:

(i)	Savings Restoration Plan

•	Provide that deferral elections must be made before the calendar year in which the compensation is earned.

•	Provide that distributions will be in a lump sum on separation from service.

•	Provide for a six-month delay of distribution of benefits subject to Section 409A that are made to specified employees.

•	Implement other technical changes in conformity with the Act and Section 409A.

(ii)	Pension Restoration Plan

•	Provide that distributions will be in a lump sum on separation from service.

•	Provide for a six-month delay of distribution of benefits subject to Section 409A that are made to specified employees on separation from service.

•	Implement other technical changes in conformity with the Act and Section 409A.

(iii)	Executive Retirement Plan

•	Provide that with respect to benefits accrued after 2005, distributions will be in a lump sum on separation from service.

•	Provide for a six-month delay of distribution of benefits subject to Section 409A that are made to specified employees on separation from service.

•	Provide for elections of form of payment with respect to benefits accrued before 2006 (that are subject to Section 409A) by December 31, 2005.

•	Provide for elections by December 31, 2005 of time of payment with respect to benefits accrued before 2006 (that are subject to Section 409A) that become payable in the event of an involuntary termination or a change in control.

•	Implement other technical changes in conformity with the Act and Section 409A.

(iv)	Retainer Stock Plan for Outside Directors

•	Provide that deferrals of awards made prior to January 1, 2005 will be subject to Directors’ Deferred Compensation Plan I, and deferrals of awards made after December 31, 2004 will be subject to Directors’ Deferred Compensation Plan II.

Also at its December 1, 2005, the Board of Director approved a new plan, the Directors’ Deferred Compensation Plan II, effective January 1, 2005, which conforms to the Act and Section 409A. The new plan is:

•	Effective for deferrals of compensation earned after December 31, 2004.

•	Provides that deferral elections must be made before the calendar year in which the compensation is earned.

•	Provides that all benefits will be paid in a lump sum on the first day of the calendar year following separation from board service, but not sooner than six months after the compensation was earned.

•	Provides for election for distribution in the event of a change in control to be made before the year in which the compensation is earned.

•	Implements other technical changes in conformity with the Act.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

10.1	Sunoco, Inc. Executive Incentive Plan, as amended and restated effective January 1, 2005.

10.2	Sunoco, Inc. Deferred Compensation Plan, as amended effective January 1, 2005 and restated effective July 1, 2005.

10.3	Sunoco, Inc. Executive Involuntary Severance Plan, as amended and restated effective January 1, 2005.

10.4	Sunoco, Inc. Long-Term Performance Enhancement Plan II, as amended and restated effective January 1, 2005.

10.5	Form of Common Stock Unit Agreement under the Sunoco, Inc. Long-Term Performance Enhancement Plan II.

10.6	Form of Common Stock Unit Agreement under the Sunoco, Inc. Long-Term Performance Enhancement Plan II.

10.7	Form of Common Stock Unit Agreement under the Sunoco, Inc. Long-Term Performance Enhancement Plan II.

10.8	Form of Stock Option and Limited Rights Agreement under the Sunoco, Inc. Long-Term Performance Enhancement Plan II.

10.9	Sunoco, Inc. Directors’ Deferred Compensation Plan I, as amended and restated effective January 1, 2005.

10.10	Sunoco, Inc. Directors’ Deferred Compensation Plan II, adopted effective as of January 1, 2005

10.11	Sunoco, Inc. Savings Restoration Plan, as amended and restated effective January 1, 2005.

10.12	Sunoco, Inc. Pension Restoration Plan, as amended and restated effective January 1, 2005.

10.13	Sunoco, Inc. Executive Retirement Plan, as amended and restated effective January 1, 2005.

10.14	Sunoco, Inc. Retainer Stock Plan for Outside Directors, as amended and restated effective January 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO, INC.
(Registrant)

Date: December 6, 2005	By:	/s/ JOSEPH P. KROTT
Joseph P. Krott
Comptroller